Exhibit 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to the Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of December 19, 2024, is entered into among BGSL JACKSON HOLE FUNDING LLC (the “Company”), a Delaware limited liability company, as borrower; the Lenders party hereto; BLACKSTONE SECURED LENDING FUND, in its capacity as portfolio manager (in such capacity, the “Portfolio Manager”); CITIBANK, N.A., in its capacity as collateral agent (in such capacity, the “Collateral Agent”); CITIBANK, N.A., in its capacity as securities intermediary (in such capacity, the “Securities Intermediary”); VIRTUS GROUP, LP, in its capacity as collateral administrator (in such capacity, the “Collateral Administrator”); and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of December 16, 2021 (as amended by the First Amendment, dated as of October 19, 2022, as amended by the Second Amendment, dated as of November 15, 2023, and as amended by the Third Amendment, dated as of December 18, 2023, the “Loan and Security Agreement”), among parties hereto. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan and Security Agreement.

WHEREAS, the parties hereto are parties to the Loan and Security Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan and Security Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan and Security Agreement is hereby amended as follows:

SECTION 1. AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT

(a) The definition of “Administrative Agency Fee” set forth in “Certain Defined Terms” is hereby amended by deleting such definition therein and replacing it with the following:

““Administrative Agency Fee” has the meaning set forth in the Fourth Amendment Effective Date Letter.”

(b) The following definitions shall be added to “Certain Defined Terms”:

““Fourth Amendment Effective Date” means December 19, 2024.

“Fourth Amendment Effective Date Letter” means that certain letter agreement, dated as of the Fourth Amendment Effective Date, between the Company and the Administrative Agent.”

(c) The second paragraph of Section 4.03(d) is hereby amended by deleting “1.775” therein and replacing it with “1.50”.

(d) Section 4.03(g) is hereby amended by deleting the reference therein to “Third” and replacing it with “Fourth”.

(e) Part 4 (Interest Rates) in Schedule 1 is hereby amended by deleting the language therein and replacing it with the following:

“Applicable Margin for Advances:

With respect to Advances denominated in Permitted Non-USD Currencies:

With respect to interest based on the Benchmark, 1.95% per annum (subject to increase in accordance with Section 3.01(b)).

With respect to interest based on any Base Rate Advance, 1.95% per annum (subject to increase in accordance with Section 3.01(b)).

With respect to Advances denominated in USD:

With respect to interest based on the Benchmark, 1.95% per annum (subject to increase in accordance with Section 3.01(b)).

With respect to interest based on any Base Rate Advance, 1.95% per annum (subject to increase in accordance with Section 3.01(b)).”

SECTION 2. CONDITION PRECEDENT. It shall be a condition precedent to the effectiveness of the amendments set forth in Section 1 of this Amendment that each of the following conditions is satisfied:

(a) [Reserved].

(b) The Administrative Agent shall have received executed counterparts of this Amendment from each party hereto.

(c) The Company hereby certifies that (i) all of the representations and warranties set forth in Section 6.01 of the Loan and Security Agreement are true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), in each case on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no Market Value Event has occurred.

SECTION 3. MISCELLANEOUS.

(a) The Required Lenders’ execution of this Amendment shall constitute the written consent required under Section 10.05 of the Loan and Security Agreement.

(b) The parties hereto hereby agree that, except as specifically amended herein, the Loan and Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness

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of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan and Security Agreement, or constitute a waiver of any provision of any other agreement.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(d) This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(e) Subject to the satisfaction of the conditions precedent specified in Section 2 above, this Amendment shall be effective as of the date of this Amendment first written above.

(f) The Collateral Agent, the Collateral Administrator and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall be entitled to the benefit of every provision of the Loan and Security Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator and the Securities Intermediary, including their right to be compensated, reimbursed and indemnified in accordance with the terms thereof. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator and the Securities Intermediary to execute this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BGSL JACKSON HOLE FUNDING LLC, as Company

By: Blackstone Secured Lending Fund, its sole member

By:	/s/ Oran Ebel
Name: Oran Ebel Title: Chief Legal Officer and Secretary

BLACKSTONE SECURED LENDING FUND, as Portfolio Manager

By:	/s/ Oran Ebel
Name: Oran Ebel Title: Chief Legal Officer and Secretary

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ James Greenfield
Name: James Greenfield Title: Managing Director

The Lenders

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ James Greenfield
Name: James Greenfield Title: Managing Director

CITIBANK, N.A., as Collateral Agent

By:	/s/ Veronica Rayo
Name: Veronica Rayo Title: Senior Trust Officer

CITIBANK, N.A., as Securities Intermediary

By:	/s/ Veronica Rayo
Name: Veronica Rayo Title: Senior Trust Officer

VIRTUS GROUP, LP, as Collateral Administrator

By: Rocket Partners Holdings, LLC, its General Partner

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi Title: Authorized Signatory